UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2014

NRG Yield, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)

211 Carnegie Center Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

(609) 524-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On August 12, 2014, NRG Yield, Inc. (“NRG Yield”) and its subsidiary, NRG Yield Operating LLC (together with NRG Yield, the “Purchasers”), completed the previously announced acquisition of the 947 megawatt Alta Wind facility and a portfolio of land leases associated with the Alta Wind facility from Terra-Gen Power, LLC.  The acquisition was completed pursuant to that certain Purchase and Sale Agreement, dated as of June 3, 2014 (the “Purchase and Sale Agreement”), between the Purchasers and certain subsidiaries and affiliates of Terra-Gen Power, LLC.

NRG Yield paid an aggregate purchase price of $870 million in cash, plus the assumption of $1.6 billion of non-recourse project financings.  The cash purchase price is subject to adjustments for working capital and was funded from the proceeds of NRG Yield’s recent debt and equity financings.

The foregoing description of the Purchase and Sale Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which was filed as Exhibit 10.1 to NRG Yield’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2014 and is incorporated herein by reference.

Item 8.01 Other Events.

On August 12, 2014, NRG Yield issued a press release announcing the completion of its acquisition of the Alta Wind facility.  A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)                                 Pro Forma Financial Information

The pro forma financial statements required by item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)                                 Exhibits

The Exhibit Index attached to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NRG Yield, Inc.

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

August 18, 2014

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Exhibit Index

Exhibit No.	Document
2.1

Purchase and Sale Agreement, dated as of June 3, 2014, by and among NRG Yield, Inc., NRG Yield Operating LLC, Terra-Gen Finance Company, LLC, NTD AWAM Holdings, LLC, CHIPS Alta Wind X Holding Company, LLC and CHIPS Alta Wind XI Holding Company, LLC (incorporated herein by reference to Exhibit 10.1 to NRG Yield, Inc.’s Current Report on Form 8-K filed on June 9, 2014).*

99.1	Press Release, dated August 12, 2014.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of omitted schedules will be furnished supplementally to the Securities and Exchange Commission upon request.

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